UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 5, 2018

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Cognizant Technology Solutions Corporation (the "Company") held its annual meeting of stockholders (the "Annual Meeting") on Tuesday, June 5, 2018. The Company's stockholders, upon the recommendation of the Board of Directors (the "Board"), approved an amendment and restatement of the Cognizant Technology Solutions Corporation 2004 Employee Stock Purchase Plan (the "ESPP" and, as amended and restated, the "Amended and Restated ESPP"). The Board adopted the Amended and Restated ESPP on February 27, 2018, subject to approval by the stockholders. The Amended and Restated ESPP increases the total number of shares of the Company's Class A Common Stock reserved for issuance under the ESPP from 28,000,000 shares to 40,000,000 shares. The Amended and Restated ESPP also includes a provision granting additional flexibility to the Company's Compensation Committee to make adjustments upon various corporate events to maintain the intended benefits of the ESPP.
The Amended and Restated ESPP is administered by the Company's Compensation Committee. It permits eligible employees of the Company to purchase shares of the Company's Class A Common Stock at the end of pre-established offering periods at a purchase price equal to the lesser of (1) 90% of the Class A Common Stock's fair market value on the first day of the offering period and (2) 90% of the Class A Common Stock's fair value on the last day of the offering period. Purchases are funded through payroll deductions. The Amended and Restated ESPP is intended to comply with Section 423 of the Internal Revenue Code.
The material terms of the Amended and Restated ESPP were described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2018. The foregoing description of the Amended and Restated ESPP, and the material terms described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2018, are not complete summaries of the terms of the Amended and Restated ESPP and are qualified in their entirety by reference to the full text of the Amended and Restated ESPP, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 27, 2018, the Board approved amendments to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to eliminate the supermajority voting requirements in the Certificate of Incorporation with respect to (i) amending the Company's by-laws (the "Article VII Amendment"), (ii) removing directors (the "Director Removal Amendment"), and (iii) amending certain provisions of the Certificate of Incorporation (collectively, the "Amendments"), subject to approval of the Amendments by the stockholders at the Annual Meeting. The Director Removal Amendment also removes certain language from the Certificate of Incorporation that is no longer relevant due to the declassification of the Board. Upon the recommendation of the Board, the stockholders approved the Amendments at the Annual Meeting.
On June 5, 2018, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware, at which point the Amendments became effective (the "Effective Time"). The Company subsequently filed a new Restated Certificate of Incorporation with the Secretary of State of the State of Delaware incorporating the Amendments (and no other changes) (the "Restated Certificate"). The Restated Certificate, along with a copy marked to show changes from the prior Certificate of Incorporation, are filed herewith as Exhibits 3.1 and 3.2, respectively. The above description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate, which is incorporated herein by reference.
On February 27, 2018, the Board also approved an amendment and restatement of the Company's by-laws (the "Amended and Restated By-Laws") to eliminate the supermajority voting requirements to amend the by-laws contained in the by-laws, subject to approval of the Article VII Amendment by the stockholders at the Annual Meeting, and effective immediately upon the Effective Time.
The Amended and Restated By-Laws, along with a copy marked to show changes from the prior by-laws, are filed herewith as Exhibits 3.3 and 3.4, respectively. The above description of the amendment and restatement of the Company's by-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on Tuesday, June 5, 2018. At the close of business on April 9, 2018, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were 585,898,388 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 512,732,106 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 87.5% of the Company’s outstanding shares of Class A Common Stock as of the Record Date.
The following are the voting results on the seven proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2018.
At the Annual Meeting, all of the directors were re-elected, Proposals 2, 3, 4, 5(a), 5(b), 5(c) and 7 were approved and Proposal 6 was not approved.
Proposal 1. Election of Directors
The vote with respect to the election of directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Zein Abdalla	462,347,919	6,514,935	3,842,262	40,026,990
Betsy S. Atkins	460,860,195	7,483,844	4,361,077	40,026,990
Maureen Breakiron-Evans	464,156,652	4,706,135	3,842,329	40,026,990
Jonathan Chadwick	464,576,727	4,277,367	3,851,022	40,026,990
John M. Dineen	466,226,580	2,625,548	3,852,988	40,026,990
Francisco D’Souza	466,932,493	1,930,061	3,842,562	40,026,990
John N. Fox, Jr.	462,347,235	6,490,737	3,867,144	40,026,990
John E. Klein	440,834,707	28,021,597	3,848,812	40,026,990
Leo S. Mackay, Jr.	464,805,276	4,044,584	3,855,256	40,026,990
Michael Patsalos-Fox	459,670,027	9,184,988	3,850,101	40,026,990
Joseph M. Velli	468,226,010	621,517	3,857,589	40,026,990
Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)
The advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
429,051,536	38,789,539	4,864,041	40,026,990
Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm
The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
490,161,791	18,649,339	3,920,976	—

Proposal 4. Approval of Amendment and Restatement of the Cognizant Technology Solutions Corporation 2004 Employee Stock Purchase Plan
The vote with respect to the approval of the amendment and restatement of the Cognizant Technology Solutions Corporation 2004 Employee Stock Purchase Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
467,338,585	1,503,523	3,863,008	40,026,990
Proposals 5(a), 5(b) and 5(c). Approval of Three Separate Proposals to Eliminate the Supermajority Voting Requirements in the Company's Certificate of Incorporation
Proposal 5(a).    The vote to eliminate the supermajority voting requirement in the Company's Certificate of Incorporation with respect to amending the Company's by-laws was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
468,251,919	592,087	3,861,110	40,026,990
Proposal 5(b).    The vote to eliminate the supermajority voting requirement in the Company's Certificate of Incorporation with respect to removing directors was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
468,323,030	585,491	3,796,595	40,026,990
Proposal 5(c).    The vote to eliminate the supermajority voting requirement in the Company's Certificate of Incorporation with respect to amending certain provisions of the Company's Certificate of Incorporation was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
468,302,851	542,908	3,859,357	40,026,990
Proposal 6. Stockholder Proposal Regarding Stockholder Action by Written Consent
The vote with respect to the stockholder proposal requesting that the Board take the steps necessary to permit stockholder action by written consent was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
218,440,959	247,261,775	7,002,382	40,026,990
Proposal 7. Stockholder Proposal to Lower the Ownership Threshold for Stockholders to Call a Special Meeting
The vote with respect to the stockholder proposal requesting that the Board take the steps necessary to lower the ownership threshold for stockholders to call a special meeting was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
267,433,213	198,797,221	6,474,682	40,026,990

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation, dated June 5, 2018
3.2	Restated Certificate of Incorporation, dated June 5, 2018, marked to show amendments
3.3	Amended and Restated By-Laws, as adopted on June 5, 2018
3.4	Amended and Restated By-Laws, as adopted on June 5, 2018, marked to show amendments
10.1	2004 Employee Stock Purchase Plan, as amended and restated effective as of February 27, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Matthew W. Friedrich
Name:	Matthew W. Friedrich
Title:	Executive Vice President, General Counsel and Chief Corporate Affairs Officer
Date: June 7, 2018